Manpower Inc.
            Restated Operating Unit Results
                     (In Millions)

                                  First   Second    Third     Fourth
Year Ended December 31, 1999     Quarter  Quarter   Quarter   Quarter   Total
   Revenues from  services:
     United States              $  515.8  $  560.1  $  583.5  $  591.1  $2,250.5
     France                        828.0     893.3   1,045.2   1,008.6   3,775.1
     United Kingdom                272.8     264.7     306.1     326.7   1,170.3
     Other Europe                  361.0     397.1     438.2     469.2   1,665.5
     Other Countries               197.6     212.4     233.8     264.9     908.7
                                ------------------------------------------------
                                $2,175.2  $2,327.6  $2,606.8  $2,660.5  $9,770.1
                                ================================================
   Operating Unit Profit:
     United States              $   13.3  $   21.0  $   22.5  $   23.5  $   80.3
     France                         13.4      21.3      33.6      32.6     100.9
     United Kingdom                  6.9       7.5      13.1      12.7      40.2
     Other Europe                   10.1      15.3      20.3      22.3      68.0
     Other Countries                 2.4       1.2       3.7       3.3      10.6
                                ------------------------------------------------
                                    46.1      66.3      93.2      94.4     300.0
     Non-recurring expenses            -      28.0         -         -      28.0
     Corporate expenses              7.7       9.2       8.6       9.0      34.5
     Amortization of intangibles     1.6       1.7       1.8       1.8       6.9
                                ------------------------------------------------
       Operating profit             36.8      27.4      82.8      83.6     230.6
     Interest and other expense      4.8       5.0       7.1       7.9      24.8
                                ------------------------------------------------
       Earnings before taxes    $   32.0  $   22.4  $   75.7  $   75.7  $  205.8
                                ================================================

                                  First   Second    Third     Fourth
Year Ended December 31, 1998     Quarter  Quarter   Quarter   Quarter   Total
   Revenues from services:
     United States              $  499.1  $  538.5  $  558.5  $  556.7  $2,152.8
     France                        721.4     900.7   1,030.5     986.9   3,639.5
     United Kingdom                248.2     254.5     286.3     299.2   1,088.2
     Other Europe                  261.7     296.1     345.8     382.7   1,286.3
     Other Countries               142.5     146.3     156.7     202.0     647.5
                                ------------------------------------------------
                                $1,872.9  $2,136.1  $2,377.8  $2,427.5  $8,814.3
                                ================================================
   Operating Unit Profit:
     United States              $   15.3  $   20.3  $   20.8  $   21.6  $   78.0
     France                         12.1      18.2      24.2      22.5      77.0
     United Kingdom                  7.4       5.6      14.1      15.2      42.3
     Other Europe                    7.0       8.0      19.5      18.4      52.9
     Other Countries                 6.0       4.5       2.5       3.3      16.3
                                ------------------------------------------------
                                    47.8      56.6      81.1      81.0     266.5
     Write-down of capitalized
       software                        -         -         -      92.1      92.1
     Corporate expenses              9.8      10.5       9.0       9.3      38.6
     Amortization of intangibles     1.2       1.2       1.4       1.6       5.4
                                ------------------------------------------------
       Operating profit             36.8      44.9      70.7     (22.0)    130.4
     Interest and other expense      3.2       4.3       4.2       4.9      16.6
                                ------------------------------------------------
       Earnings before taxes    $   33.6  $   40.6  $   66.5  $  (26.9) $  113.8
                                ================================================